Fair Value Measurements	6 Months Ended
Jun. 30, 2011
Fair Value Measurements
Fair Value Measurements

7. Fair Value Measurements

The following tables summarize the financial instruments measured at fair value on a recurring basis in the accompanying consolidated balance sheet as of June 30, 2011 based on the criteria discussed in Note 3:

	June 30, 2011
(In thousands)	Level 1	Level 2	Level 3	Total

Assets
Cash and cash equivalents	$25,336	$—	$—	$25,336

	June 30, 2011
(In thousands)	Level 1	Level 2	Level 3	Total

Liabilities
Warrant liability	$—	$—	$217	$217
Other liability	—	—	3,421	3,421

	—	—	$3,638	$3,638

Fair value for Level 1 is based on quoted market prices. Fair value for Level 2 is based on quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model-based valuation techniques for which all significant assumptions are observable in the market or can be corroborated by observable market data for substantially the full term of the assets. Inputs are obtained from various sources including market participants, dealers and brokers.

The warrant liability represents the liability for the warrants issued to the placement agent (Note 4) and to the lenders in connection with the Loan and Security Agreement (Note 10). The warrant liability is calculated using the Black-Scholes option pricing method.  This method of valuation includes using inputs such as the valuation of the Company’s various classes of preferred stock, historical volatility, the term of the warrant and risk free interest rates. The fair value of the Company’s shares of common and preferred stock was estimated using the probability-weighted expected return method, or PWERM, which considers the value of preferred and common stock based upon analysis of the future values for equity assuming various future outcomes. Accordingly, share value is based upon the probability-weighted present value of expected future net cash flows, considering each of the possible future events, as well as the rights and preferences of each share class. PWERM is complex as it requires numerous assumptions relating to potential future outcomes of equity, hence, the use of this method can be applied:  (i) when possible future outcomes can be predicted with reasonable certainty; and (ii) when there is a complex capital structure (i.e., several classes of preferred and common stock). The Company had previously used the Option-pricing method to value its common stock. The Option-pricing method treats common stock and preferred stock as call options on the enterprise’s value, with exercise prices based on the liquidation preference of the preferred stock. The Company utilized the PWERM approach in its most recent valuation based on the Company’s expectations regarding the time to becoming a listed, publicly-traded entity as well as the recent Series A-1 financing and the initiation of the BA058 Injection Phase 3 study that resolved sufficient uncertainty regarding a discrete range of outcomes that could be identified and evaluated. As such the valuation of the warrant liability was determined to be a Level 3 valuation.

The other liability represents the liability to issue shares of Series A-6 to Nordic for services rendered in connection with the Company’s Phase 3 clinical study of BA058 Injection (Note 14). The liability is calculated based upon the number of shares earned by Nordic through the performance of clinical trial services multiplied by the estimated fair value of the Company’s Series A-6 at each reporting date. The estimated fair value of the Series A-6 is determined using the PWERM method described above.

The following table provides a roll forward of the fair value of the liabilities, where fair value is determined by Level 3 inputs:

(In thousands)
Balance at January 1, 2011	$—
Additions	3,638
Change in fair value	—

Balance at June 30, 2011	$3,638